As filed with the Securities and Exchange Commission on March 31, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                       1-5706                  58-0971455
--------------------------------         ------------           ----------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

 8000 Tower Point Drive, Charlotte, NC                                28227
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(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code:     (704) 321-7380
                                                               ----------------

                               --------------------
          (Former name or former address, if changed since last report)









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







Item 7.           Financial Statements and Exhibits

                  (c)     Exhibits.

                    99.1 Press Release of Metromedia International Group, Inc.,
                         dated March 31, 2004

Item 9.           Other Events and Regulation FD Disclosure

     On March 31, 2004, the Company announced that:

o The Company remitted $7.98 million to U.S. Bank Corporate Trust Services, the trustee of its $152.0 million 10 1/2 % Senior Discount Notes due 2007, thereby making the required semi-annual interest payment that was due on March 30, 2004;

o The Company has not completed in a timely manner the preparation of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Form 10-K"), including the finalization of its annual audited financial statements; and

o The Company will not file a Form 12b-25, Notification of Late Filing, with the SEC, since it cannot predict with certainty at this time when it will file its 2003 Form 10-K with the SEC.



         The press release announcing these matters is attached as Exhibit 99.1and is incorporated herein by reference.



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                           SIGNATURE
                           ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           METROMEDIA INTERNATIONAL GROUP, INC.


                           By:  /S/ HAROLD F. PYLE, III
                                 -------------------------
                                 Name: Harold F. Pyle, III
                                 Title: Executive Vice President Finance, Chief
                                        Financial Officer and Treasurer

Date: March 31, 2004
Charlotte, NC

                                  EXHIBIT INDEX
                                  -------------

      Exhibit                             Description
      -------                             -----------

       99.1 Press Release of Metromedia International Group, Inc. dated March 31, 2004